UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
 the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 28, 2017

Trecora Resources
 (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	1-33926 (Commission File Number)	75-1256622 (IRS Employer Identification No.)

1650 Hwy 6 South, Suite 190
Sugar Land, Texas 77478
(Address of principal executive offices)

(409) 385-8300
(Registrant’s Telephone Number, Including Area Code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement
On March 28, 2017, Texas Oil & Chemical Co. II, Inc. (“TOCCO”), South Hampton Resources, Inc. (“SHR”), Gulf State Pipe Line Company, Inc. (“GSPL”), and Trecora Chemical, Inc. (“TC”) (SHR, GSPL and TC collectively the “Guarantors”) entered into a Second Amendment to Amended and Restated Credit Agreement (“2nd Amendment”) with the lenders which from time to time are parties to the Amended and Restated Credit  Agreement (collectively, the “Lenders”) and Bank of America, N.A., a national banking association, as Administrative Agent for the Lenders.  The 2nd Amendment increases the Maximum Consolidated Leverage Ratio financial covenant of 3.25x to 4.00x at March 31, 2017, and 4.25x at June 30, 2017, before stepping down to 3.75x at September 30, 2017, 3.50x at December 31, 2017, and reverting to the original financial covenant of 3.25x at March 31, 2018.
Four Fiscal Quarter Ending	Maximum Consolidated Leverage Ratio
March 31, 2017	4.00 to 1.00
June 30, 2017	4.25 to 1.00
September 30, 2017	3.75 to 1.00
December 31, 2017	3.50 to 1.00
March 31, 2018 and each fiscal quarter thereafter	3.25 to 1.00

The 2nd Amendment also reduces the Minimum Consolidated Fixed Charge Coverage Ratio of 1.25x to 1.10x at March 31, 2017, 1.05x at June 30, 2017 and September 30, 2017, 1.10x at December 31, 2017, before reverting to the original financial covenant of 1.25x at March 31, 2018.
Four Fiscal Quarter Ending	Minimum Consolidated Fixed Charge Coverage Ratio
March 31, 2017	1.10 to 1.00
June 30, 2017	1.05 to 1.00
September 30, 2017	1.05 to 1.00
December 31, 2017	1.10 to 1.00
March 31, 2018 and each fiscal quarter thereafter	1.25 to 1.00

Under the terms of the 2nd Amendment, two additional levels of pricing were added – levels 4 and 5.
Level	Consolidated Leverage Ratio	LIBOR Margin	Base Rate Margin	Commitment Fee
1	Less than 1.50 to 1.00	2.00%	1.00%	0.25%
2	Greater than or equal to 1.50 to 1.00 but less than 2.00 to 1.00	2.25%	1.25%	0.25%
3	Greater than or equal to 2.00 to 1.00 but less than 3.00 to 1.00	2.50%	1.50%	0.375%
4	Greater than or equal to 3.00 to 1.00 but less than 3.50 to 1.00	2.75%	1.75%	0.375%
5	Greater than or equal to 3.50 to 1.00	3.00%	2.00%	0.375%

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The disclosures required by this Item 2.03 are contained in Item 1.01 above and are incorporated as if fully restated herein.
Item 9.01.  Financial Statements and Exhibits.
(d)  Exhibits:
Exhibit No.	Description of Exhibit
99.1	Second Amendment to Amended and Restated Credit Agreement dated as of March 28, 2017, among Texas Oil & Chemical Co. II, Inc. as Borrower, and Bank of America, N.A., as Lender.
99.2	Amended and Restated Credit Agreement dated October 1, 2014, between Texas Oil & Chemical Co. II, Inc. and certain subsidiaries and Bank of America, N.A. as administrative agent (incorporated by reference to Exhibit 10.2 to the Company's Form 8-K filed on October 3, 2014 (file No. 001-33926))

The Company’s website (www.trecora.com) contains a significant amount of information about the Company, including financial and other information for investors.  The Company strongly encourages investors to visit its website from time to time, as information is updated and new information is posted.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TRECORA RESOURCES

Date:  March 30, 2017                                          By: /s/ Sami Ahmad___________

Sami Ahmad
Chief Financial Officer